THIRD AMENDMENT TO LEASE This THIRD AMENDMENT TO LEASE (this “Amendment”) made as of this__day of June, 2023, by and between 666 THIRD AVENUE, L.L.C., a Delaware limited liability company, having an office at c/o Tishman Speyer, 45 Rockefeller Plaza, New York, New York 10111 (“Landlord”), and VINER FINANCE INC., a Delaware corporation, having an office at 666 Third Avenue, New York, New York 10017 (“Tenant”). WITNESSETH WHEREAS: A. Landlord (f/k/a Chrysler East Building, L.L.C.) and Tenant have heretofore entered into a certain Lease dated as of October 15, 2018, as amended by First Amendment to Lease dated as of March 29, 2019 and Second Amendment to Lease dated as of April 1, 2020 (as so amended, the “Lease") covering the entirety of the 12th, 13th, 14th floors and portions of the lower level and 21st floor (the “Premises”) of the building known as 666 Third Avenue, New York, New York (the “Building”). B. Tenant desires to surrender a portion of the Premises to Landlord, which portion of the Premises consists of the entirety of the 14th floor of the Building, as described in Exhibit A attached hereto (the “Surrendered Premises”: the Premises less the Surrendered Premises are hereinafter called the “Retained Premises”) and Landlord is willing to accept such surrender in the manner and upon the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, it is mutually covenanted and agreed as follows: 1. (a) On September 30,, 2023 (the “Surrender Date”). Tenant shall surrender to Landlord, and Landlord shall accept the surrender of, the Lease in respect of the Surrendered Premises and the term and estate thereby granted, together with the Surrendered Premises thereby demised, to the intent and purpose that the estate of Tenant in and to the Surrendered Premises shall be wholly extinguished and that the term of the Lease in respect of the Surrendered Premises shall expire on the Surrender Date in the same manner and with the same effect as if such date were the date set forth in the Lease for the expiration of the term thereof in respect of the Surrendered Premises. All fixed rent, additional rent and other amounts payable under the Lease in respect of the Surrendered Premises shall be apportioned as of the Surrender Date. (b) On or before the Surrender Date, time being of the essence with respect to such date, Tenant shall vacate the Surrendered Premises and deliver vacant possession thereof to Landlord in the condition required by the Lease, provided, however, notwithstanding anything to the contrary in the Lease, Tenant shall have no obligation to remove any cabling or wiring from the Surrendered Premises and Tenant, at its option, may leave in the Surrendered Premises any personal property and trade fixtures existing in the Surrendered Premises as of the date hereof which Tenant so elects (any such personal property and trade fixtures, collectively, the “Remaining Property”). Tenant shall repair all damage to the Building (ordinary wear and tear and damage by casualty excepted) caused by the removal of Tenant’s personal property, trade fixtures and other fixtures and installations in a 1 4399136.8 009172-0089-000 good and workmanlike manner. Notwithstanding anything to the contrary, with respect to any personal property, fixtures, installations or other property remaining in the Surrendered Premises on the day immediately following the Surrender Date, Tenant shall be deemed to have designated the same as Remaining Property and the same shall be deemed abandoned by Tenant and Landlord may take possession thereof and retain the same as Landlord’s property or dispose of same at Landlord’s expense in any manner Landlord determines without accountability therefor to Tenant. 2. To compensate Tenant for expenses incurred by Tenant in relocating its operations and property from the Surrendered Premises, Landlord agrees to pay Tenant $250,000.00. Landlord shall pay such amount to Tenant in two installments, the first of which in the amount of $50,000.00 upon the signing by Tenant of a contract with The Omara Organization to renovate its premises on the 12th floor of the Building and providing reasonable proof thereof to Landlord and the remainder thereof in the amount of $200,000.00 within 30 days after Tenant shall have vacated the Surrendered Premises in accordance with the terms hereof, provided that as of the date on which Landlord is required to make payment thereof pursuant to this Section 2: (i) the Lease is in full force and effect, and (ii) no Event of Default then exists. 3. Tenant represents and covenants that nothing has been or will be done or suffered whereby the Lease in respect of the Surrendered Premises, or the term or estate thereby granted, or the Surrendered Premises, or any part thereof, or any Remaining Property or any other alterations, decorations, installations, additions and improvements in and to the Surrendered Premises, or any part thereof, have been or will be encumbered in any way whatsoever, and that Tenant owns and will own the Lease in respect of the Surrendered Premises and has and will have good right to surrender the same on the Surrender Date, and that no one other than Tenant has acquired or will acquire through or under Tenant any right, title or interest in or to the Surrendered Premises, or any part thereof, or in or to said Remaining Property, alterations, decorations, installations, additions and/or improvements or any part thereof. 4. Landlord shall accept the surrender of the Surrendered Premises as of the Surrender Date and in consideration of such surrender by Tenant and of the acceptance of such surrender by Landlord, Tenant and Landlord do hereby mutually release each other, their respective successors and assigns of and from any and all claims, damages, obligations, liabilities, actions and causes of action, of every kind and nature whatsoever arising under or in connection with the Lease in respect of the Surrendered Premises from and after the Surrender Date, except that nothing herein contained shall be deemed to constitute a release or discharge of Landlord or Tenant with respect to any obligation or liability in respect of the Surrendered Premises (a) accrued or incurred under the Lease in respect of the Surrendered Premises and outstanding and unsatisfied on the Surrender Date (including, without limitation, any deficiency or overpayment in Tenant's Tax Payment and/or Tenant’s Operating Payment), and (b) to a third party (under the insurance and indemnification provisions of the Lease or otherwise) arising prior to, on or after the Surrender Date as a result of an event occurring or condition existing prior to or on the Surrender Date and (c) accrued and incurred under this Amendment. 5. Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.L.C. (“TSP") and Jones Lang LaSalle (“JLL”), and that, to the best of its knowledge, no other broker negotiated this Amendment or is entitled to any fee or commission in connection herewith. Landlord shall pay any commission due to TSP and JLL in connection 2 4399136.8 009172-0089-000 with the transactions contemplated by this Amendment in accordance with the terms of a separate agreement. Landlord shall indemnify, defend, protect and hold harmless Tenant from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys’ fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which Tenant may incur by reason of any claim of or liability to any broker, finder or like agent (including TSP and JLL) arising out of any dealings claimed to have occurred between Landlord and the claimant in connection with this Amendment, or the above representation being false. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys’ fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which Landlord may incur by reason of any claim of or liability to any broker, finder or like agent (other than TSP and JLL) arising out of any dealings claimed to have occurred between Tenant and the claimant in connection with this Amendment, or the above representation being false. 6. If Tenant shall fail to surrender the Surrendered Premises pursuant to this Amendment, then Tenant shall be deemed to be a holdover in respect of the Surrendered Premises and be subject to all of Landlord’s rights and remedies set forth in the Lease and this Amendment as if such rights and remedies applied separately to the Surrendered Premises, and Landlord may pursue against Tenant any and all remedies available to it as landlord under the Lease or this Amendment in respect of the Surrendered Premises, provided that, notwithstanding the foregoing to the contrary, Tenant shall have no obligation to pay holdover rent pursuant to Section 18.2 of the Lease unless and until Tenant holds over in the Surrendered Premises for more than 30 days after the Surrender Date (with the understanding that Tenant shall remain obligated during such 30 day period to pay Fixed Rent and Additional Rent for Operating Expenses and Taxes under the Lease on the same terms applicable to the Surrendered Premises immediately prior to the Surrender Date). 7. As of the day following the Surrender Date, the Lease shall be modified as follows: (a) The Fixed Rent for the Retained Premises shall be as follows: PERIOD ANNUAL FIXED RENT MONTHLY FIXED RENT Surrender Date - September 30, 2024 $3,326,143.92 $277,178.66 October 1, 2024 - September 30, 2029 $3,585,999.00 $298,833.25 October 1, 2029 - October 31,2034 $3,845,854.08 $320,487.84 (b) "Agreed Area of Building” shall mean (x) in respect of Taxes, 769,948 rentable square feet and (y) in respect of Operating Expenses, 732,464 rentable square feet; "Agreed Area of Premises” shall mean 51,971 rentable square feet; and “Tenant’s Proportionate Share” shall mean (x) in respect of Taxes, 6.750% and (y) in respect of Operating Expenses, 7.095%. 3 4399136.8 009172-0089-000

(c) Notwithstanding anything to the contrary in Section 10.9 of the Lease, Tenant shall have the right from time to time on or prior to the first anniversary of the date of this Amendment to reduce the number of tons of condenser water which Tenant elects to utilize pursuant to Section 10.9 of the Lease by giving notice of such reduction to Landlord, which reduction, once made, may not be changed and which reduction in any event shall not reduce the tons of condenser water which Tenant so elects to utilize below 36 tons in the aggregate. (d) The Offered Space Option shall no longer apply with respect to any rentable area on the fifteenth floor of the Building, all of which space shall be excluded from the definition of Offered Space for all purposes of Article 27 of the Lease. (e) Article 31 of the Lease shall be deemed to be modified as follows: (1) Subclause (iii) of Section 31.1(a1 thereof shall be deleted and replaced in its entirety with “[intentionally omitted]”; (2) For purposes of clarification, the “Termination Payment” shall not be modified or increased by reason of this Amendment; and (3) Section 31.1(c) thereof shall be deleted and replaced in its entirety with the following: “(c) As of the day following the Termination Option Date, this Lease shall be modified as follows if the Terminated Premises consists of only the 12th Floor Premises: (i) The Fixed Rent for the Premises shall be reduced by $1,707,846.00 per annum ($142,320.50 per month) commencing on the day following the Termination Option Date and ending on the Expiration Date; (ii) “Tenant’s Proportionate Share” shall mean 3.753% in respect of Taxes and 3.944% in respect of Operating Expenses; and (iii) “Premises" shall be deemed to mean the Premises other than the 12th Floor Premises.” (f) Section 10.2(b) and Section 26.20 of the Lease shall be deemed to be null and void and of no further force or effect; and (g) "Premises" shall be deemed to mean the Retained Premises. 8. [Intentionally Omitted.] 9. Notwithstanding any provision of this Lease to the contrary and provided this Lease is in full force and effect and no monetary Event of Default or material non-monetary Event of Default then exists, Tenant shall be entitled to a $100,000 credit to be applied against the Fixed Rent due under the Lease for the last full calendar month of the initial Term. 4 4399136.8 009172-0089-000

10. Landlord agrees to build an amenity space on a portion of the 14th floor of the Building (the “14th Floor Amenitv’’1 and initially open the 14th Floor Amenity for use by tenants in the Building, provided, however, Landlord shall have the right, at any time after such initial opening, to close, modify or otherwise discontinue the 14th Floor Amenity. During the Term, and for so long as same is operated by Landlord or its affiliates and is generally made available to tenants at the Building, Tenant will be afforded access to the 14th Floor Amenity. The 14th Floor Amenity is expected to contain, at minimum, a lounge with soft seating and a terrace. Use of the 14th Floor Amenity, and any products or services therein, will have (and be subject to) separate terms and charges. As and to the extent operated, the operations of the 14th Floor Amenity shall be in Landlord’s sole discretion, including, without limitation, the hours and charges applicable thereto and the closure thereof for private functions or otherwise. 11. (a) Section 26.3 of the Lease shall apply to this Amendment as if set forth in full herein. (b) Except for the property or assets of any predecessor in interest to the then Tenant and, if applicable, the liability of any guarantor under any applicable guaranty to which it has delivered to Landlord, (x) no partner, member, shareholder, director, officer, manager, principal, employee or agent, directly and indirectly, of Tenant (collectively, the “Tenant Section 11 Parties’'^ shall be personally liable for the performance of Tenant's obligations under this Amendment, (y) Landlord shall look solely to Tenant to enforce Tenant's obligations hereunder and shall not seek any damages against any of the Tenant Section 11 Parties and (z) Landlord shall not look to the property or assets of any of the Tenant Section 11 Parties in seeking either to enforce Tenant's obligations under this Amendment or to satisfy a judgment for Tenant's failure to perform such obligations. (c) Section 26.2 of the Lease shall apply to this Amendment as if set forth in full herein. 12. Landlord and Tenant shall promptly prepare, execute and file such returns, affidavits and other documentation, if any, as may be required in connection with any real property transfer tax that may become, or may be asserted to be or become due, owing or imposed in connection with this Amendment at any time by the City of New York or the State of New York or any agency or instrumentality of such City or State, The provisions of this Section 12 shall survive the expiration or earlier termination of this Amendment. 13. (a) Tenant hereby represents and warrants to Landlord that, as of the date hereof, (a) the Lease is in full force and effect and has not been modified except pursuant to this Amendment; (b) to the best of Tenant's knowledge, there are no defaults existing under the Lease; (c) to the best of Tenant's knowledge there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease; (d) this Amendment has been duly authorized, executed and delivered by Tenant; and (e) there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy or insolvency laws of the United States or any state thereof. (b) Landlord hereby represents and warrants to Tenant that, as of the date hereof, (a) the Lease is in full force and effect and has not been modified except pursuant to this Amendment; (b) to the best of Landlord's knowledge, there are no defaults existing under the Lease; and (c) this Amendment has been duly authorized, executed and delivered by Landlord. 5 4399136.8 009172-0089-000

14. (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises more particularly described in Exhibit B attached hereto (the “Additional Lower Level Premises”) for a term commencing on the date that Landlord delivers possession of the Additional Lower Level Premises to Tenant free of all tenancies and occupants (the “Additional Lower Level Premises Commencement Date”) and ending on the Expiration Date, or such earlier date upon which the term of the Lease may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law, upon all of the terms and conditions of the Original Lease, as modified by this Amendment. (b) Effective as of the Additional Lower Level Premises Commencement Date, Tenant shall lease the Additional Lower Level Premises upon all of the terms and conditions of Section 26.26 of the Original Lease, except as follows: (i) The Fixed Rent payable under the Lease with respect to the Additional Lower Level Premises shall be an amount equal to $22,400.00 per annum [$32 per rentable square foot] ($1,866.67 per month) (equitably prorated for any portion of a month), payable at the times and in the manner specified in the Lease for the payment of Fixed Rent The Fixed Rent for the Additional Lower Level Premises shall be subject to increase by $3 per rentable square foot on each five year anniversary of the Additional Lower Level Premises Commencement Date. (ii) The Additional Premises shall be deemed to consist of 700 rentable square feet for all purposes of the Lease. (iii) The reference to the 2nd Amendment in Section 26.26fb1 of the Original Lease shall be deemed to mean this Amendment n respect of the Additional Lower Level Premises. (c) Either Landlord or Tenant may elect to terminate the Lease in respect of the Additional Lower Level Premises upon the giving of not less than 60 days’ prior notice to the other, which notice shall specify the termination date (the “Additional Lower Level Premises Termination Date"). Upon the giving of such notice, the Lease in respect of the Additional Lower Level Premises (unless the same shall have expired sooner pursuant to any of the other provisions of the Lease or pursuant to law) shall terminate on the Additional Lower Level Premises Termination Date with the same effect as if the Additional Lower Level Premises Termination Date were the Expiration Date and Tenant shall terminate its occupancy of the Additional Lower Level Additional Premises in accordance with the terms and conditions of the Lease not later than the Additional Lower Level Premises Termination Date. 15. (a) Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms of the Lease. (b) This Amendment contains the entire agreement of the parties with respect to its subject matter and all prior negotiations, discussions, representations, agreements and understandings heretofore had among the parties with respect thereto are merged herein. (c) This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. An executed counterpart of this Amendment transmitted by 6 4399136.8 009172-0089-000 facsimile, email or other electronic transmission shall be deemed an original counterpart and shall be as effective as an original counterpart of this Amendment and shall be legally binding upon the parties hereto to the same extent as delivery of an original counterpart. (d) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant. (e) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof. (f) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns. (g) The terms and provisions of this Amendment shall survive the expiration or earlier termination of the Lease. (h) All capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Lease. [remainder of page intentionally blank; signature page follows] 7 4399136.8 009172-0089-000

IN WITNESS WHEREOF, the parties hereto have respectively executed this Amendment as of the day and year first above written. LANDLORD: 666 THIRD AVENUE, L.L.C., By:____________________ Name: Title: TENANT: Name Title: 8 4399136.8 009172-0089-000 Paul A. Galiano Senior Managing Director

EXHIBIT A SURRENDERED PREMISES The floor plan which follows is intended solely to identify the general location of the Surrendered Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown. Zone Type CT3 V*cart CHRYSLER EAST BUHO^SALC {US-Propmy) (UTVttOM&LCMamHT 1*17 14 AS Bum Jun27,2018 $4 ..... ”*** 9 4399136.8 009172-0089-000

0 4399136.8 009172-0089-000 EXHIBIT B ADDITIONAL LOWER LEVEL PREMISES FLOOR PLAN The floor plan that follows is intended solely to identify the general location of the Additional Lower Level Premises of the Building and should not be used for any other purpose. All areas, dimensions, and locations are approximate, and any physical conditions indicated may not exist as shown.